Exhibit 99.2

FOURTH QUARTER 2011

Supplemental Information

Investor and Media Contact American Assets Trust Robert F. Barton Executive Vice President and Chief Financial Officer 858-350-2607

American Asset Trust, Inc.’s Portfolio is concentrated in high-barrier-to-entry markets with favorable supply/demand characteristics

Market	Property Type	No. of Properties	Square Feet/Units
San Diego	Retail	6	1,217,919
	Office	2	668,772
	Multifamily	4	922 units (1)

San Francisco	Office	2	589,920 (2)

Oahu	Retail	2	549,695
	Mixed-Use	1	96,569 (retail)/369 suites

Monterey	Retail	1	674,224

San Antonio	Retail	1	589,501

Portland	Office	2	971,036

		Square Feet	%
Note: Circled areas represent all markets in which American Assets Trust, Inc. (the “Company”) currently owns and operates its real estate assets. Circle denotes approximation of square feet / units. Data is as of December 31, 2011. (1) Includes 122 RV spaces. (2) On January 24, 2012, the Company completed the acquisition of One Beach Street, which added an additional office property consisting of approximately 97,000 rentable square feet in San Francisco, California. The acquisition is not reflected in the tables or the map above.	Retail	3.0 million	58%
	Office	2.2 million (2)	42%
	Totals	5.2 million

Fourth Quarter 2011 Supplemental Information	Page 2

This Supplemental Information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adverse economic or real estate developments in our markets; our failure to generate sufficient cash flows to service our outstanding indebtedness; defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants; difficulties in identifying properties to acquire and completing acquisitions; difficulties in completing dispositions; our failure to successfully operate acquired properties and operations; our inability to develop or redevelop our properties due to market conditions; fluctuations in interest rates and increased operating costs; risks related to joint venture arrangements; our failure to obtain necessary outside financing; on-going litigation; general economic conditions; financial market fluctuations; risks that affect the general retail, office, multifamily and mixed-use environment; the competitive environment in which we operate; decreased rental rates or increased vacancy rates; conflicts of interests with our officers or directors; lack or insufficient amounts of insurance; environmental uncertainties and risks related to adverse weather conditions and natural disasters; other factors affecting the real estate industry generally; limitations imposed on our business and our ability to satisfy complex rules in order for us to continue to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact our future results, refer to our most recent Annual Report on Form 10-K and other risks described in documents subsequently filed by us from time to time with the Securities and Exchange Commission.

Fourth Quarter 2011 Supplemental Information	Page 3

FINANCIAL HIGHLIGHTS

Fourth Quarter 2011 Supplemental Information

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	December 31, 2011	December 31, 2010
Assets
Real estate, at cost
Operating real estate	$1,659,106	$1,117,831
Construction in progress	3,495	925
Held for development	24,675	8,081

	1,687,276	1,126,837
Accumulated depreciation	(234,595)	(209,666)

Net real estate	1,452,681	917,171
Cash and cash equivalents	112,723	41,953
Restricted cash	9,216	4,481
Marketable securities	28,235	-
Accounts receivable, net	6,847	1,564
Deferred rent receivables, net	23,294	19,486
Notes receivable from affiliate	-	21,769
Investment in real estate joint ventures	-	39,816
Prepaid expenses and other assets	76,285	43,718
Assets of discontinued operations	-	27,399

Total assets	$1,709,281	$1,117,357

Fourth Quarter 2011 Supplemental Information	Page 5

CONSOLIDATED BALANCE SHEETS (CONTINUED)

(Amounts in thousands, except share data)

	December 31, 2011	December 31, 2010
Liabilities and equity
Liabilities:
Secured notes payable	$943,479	$828,685
Unsecured notes payable	-	38,013
Notes payable to affiliates	-	5,266
Accounts payable and accrued expenses	25,476	11,284
Security deposits payable	4,790	2,510
Other liabilities and deferred credits	55,808	38,846
Distributions in excess of earnings on real estate joint ventures	-	14,060
Liabilities of discontinued operations	-	23,572

Total liabilities	1,029,553	962,236

Commitments and contingencies

Equity:
Owners’ equity	-	121,874
American Assets Trust, Inc. stockholders’ equity
Common stock $0.01 par value, 490,000,000 shares authorized, 39,283,796 shares outstanding at December 31, 2011	393	-
Additional paid in capital	653,645	-
Accumulated dividends in excess of net income	(28,007)	-

Total American Assets Trust, Inc. stockholders’ equity	626,031	-

Noncontrolling interests
Owners in consolidated real estate entities	-	33,247
Unitholders in the Operating Partnership	53,697	-

	53,697	33,247

Total equity	679,728	155,121

Total liabilities and equity	$1,709,281	$1,117,357

Fourth Quarter 2011 Supplemental Information	Page 6

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except shares and per share data)	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Revenue:
Rental income	$52,881	$32,536	$199,741	$120,749
Other property income	2,666	1,016	10,082	3,778

Total revenue	55,547	33,552	209,823	124,527
Expenses:
Rental expenses	17,217	6,792	59,937	22,150
Real estate taxes	4,755	3,280	19,555	12,488
General and administrative	3,130	3,858	13,916	8,766
Depreciation and amortization	15,723	9,642	57,639	36,356

Total operating expenses	40,825	23,572	151,047	79,760
Operating income	14,722	9,980	58,776	44,767
Interest expense	(14,696)	(12,396)	(56,487)	(45,375)
Early extinguishment of debt	-	-	(25,867)	-
Loan transfer and consent fees	-	-	(9,019)	-
Gain on acquisition	-	-	46,371	4,297
Other income (expense), net	649	(679)	470	(1,846)

Income (loss) from continuing operations	675	(3,095)	14,244	1,843
Discontinued operations
Income (loss) from discontinued operations	(20)	99	1,099	331
Gain on sale of real estate property	-	-	3,981	-

Results from discontinued operations	(20)	99	5,080	331

Net income (loss)	655	(2,996)	19,324	2,174
Net income attributable to restricted shares	(132)	-	(482)	-
Net loss attributable to Predecessor’s noncontrolling interests in consolidated real estate entities	-	264	2,458	2,205
Net (income) loss attributable to Predecessor’s controlled owners’ equity	-	2,732	(16,995)	(4,379)
Net income attributable to unitholders in the Operating Partnership	(179)	-	(1,388)	-

Net income attributable to American Assets Trust, Inc. stockholders	$344	$-	$2,917	$-

Basic net income (loss) from continuing operations attributable to common stockholders per share	$0.01		$(0.01)
Basic net income from discontinued operations attributable to common stockholders per share	-		0.09

Basic net income attributable to common stockholders per share	$0.01		$0.08

Weighted average shares of common stock outstanding – basic	38,655,084		36,748,806

Diluted net income (loss) from continuing operations attributable to common stockholders per share	$0.01		$(0.01)
Diluted net income from discontinued operations attributable to common stockholders per share	-		0.09

Diluted net income attributable to common stockholders per share	$0.01		$0.08

Weighted average shares of common stock outstanding – diluted	57,051,173		54,219,807

Fourth Quarter 2011 Supplemental Information	Page 7

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION

(Amounts in thousands, except share and per share data)	Three Months Ended December 31, 2011	Year Ended December 31, 2011
Funds from Operations (FFO) (1)
Net income	$655	$19,324
Depreciation and amortization of real estate assets (2)	15,723	58,543
Depreciation and amortization on unconsolidated real estate joint ventures (pro rata)	-	688
Gain on sale of real estate	-	(3,981)

FFO, as defined by NAREIT	16,378	74,574

Less: FFO attributable to Predecessor’s controlled and noncontrolled owners’ equity	-	(16,973)
Less: Nonforfeitable dividends on incentive stock awards	(89)	(316)

FFO attributable to common stock and units	$16,289	$57,285

FFO per diluted share/unit	$0.28	$1.05

Weighted average number of common shares and units, diluted (3)	57,258,935	54,417,123

FFO As Adjusted (1)
FFO	$16,378	$74,574
Early extinguishment of debt	-	25,867
Loan transfer and consent fees	-	9,019
Gain on acquisition of controlling interests (4)	-	(46,371)

FFO As Adjusted	16,378	63,089

Less: FFO As Adjusted attributable to Predecessor’s controlled and noncontrolled owners’ equity	-	(2,462)
Less: Nonforfeitable dividends on incentive stock awards	(89)	(316)

FFO As Adjusted attributable to common stock and units	$16,289	$60,311

FFO As Adjusted per diluted share/unit (5)	$0.28	$1.11

Weighted average number of common shares and units, diluted (3)	57,258,935	54,417,123

Dividends

Dividends declared and paid	$12,113	$46,123
Dividends declared and paid per share/unit	$0.21	$0.80

Fourth Quarter 2011 Supplemental Information	Page 8

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Amounts in thousands, except share and per share data)	Three Months Ended December 31, 2011	Year Ended December 31, 2011
Funds Available for Distribution (FAD) (1)

FFO As Adjusted	$16,378	$63,089
Adjustments:
Tenant improvements, leasing commissions and maintenance capital expenditures	(5,232)	(12,229)
Net effect of straight-line rents (6)	(749)	(4,077)
Amortization of net above (below) market rents (7)	852	2,496
Net effect of other lease intangibles (8)	75	1,129
Amortization of debt issuance costs and debt fair value adjustment	1,030	3,954
Non-cash compensation expense	713	2,615
Unrealized gains on marketable securities	(128)	(125)
Nonforfeitable dividends on incentive stock awards	(89)	(316)
Adjustments related to discontinued operations	-	(664)

FAD	$12,850	$55,872

Summary of Capital Expenditures
Tenant improvements and leasing commissions	$3,196	$7,548
Maintenance capital expenditures	2,036	4,681

	$5,232	$12,229

Notes:

(1)	See Glossary of Terms.
(2)	The year ended December 31, 2011 includes depreciation and amortization on Valencia Corporate Center, which sold on August 30, 2011 and is classified as discontinued operations.
(3)	For the three months and year ended December 31, 2011, the weighted average common shares and units used to compute FFO and FFO As Adjusted per diluted share/unit include operating partnership units and unvested restricted stock awards that are subject to time vesting. The shares/units used to compute FFO and FFO As Adjusted per diluted share/unit include additional shares/units which were excluded from the computation of diluted EPS, as they were anti-dilutive for the periods presented. For the year ended December 31, 2011, the weighted average shares and units outstanding have been weighted for the full year, not the date of our initial public offering.
(4)	Represents the gain recognized upon acquisition of the outside ownership interests in the Solana Beach Centre entities and the Waikiki Beach Walk entities on January 19, 2011, in which we previously held a noncontrolling interest.
(5)	Computations of per share amounts are made independently for the three months and year ended December 31, 2011. Therefore, the sum of per share amounts from the three months ended December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011 may not agree with the per share amounts for the year ended December 31, 2011.
(6)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(7)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(8)	Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk – Retail.

Fourth Quarter 2011 Supplemental Information	Page 9

2012 GUIDANCE

(Amounts in thousands, except share and per share data)

	2012 Guidance Range (1)
Funds from Operations (FFO)
Net income	$4,378	$8,956
Depreciation and amortization of real estate assets	58,399	58,399

FFO, as defined by NAREIT	62,777	67,355

Less: Nonfortfeitable dividends on incentive stock awards	(354)	(354)

FFO attributable to common stock and units	$62,423	$67,001

Weighted average number of common shares and units, diluted	57,263,480	57,263,480

FFO per diluted share	$1.09	$1.17

Notes:

(1)	Our guidance for full year 2012 FFO per diluted share is a range of $1.09 to $1.17. Our guidance excludes any impact from future acquisitions, dispositions, equity issuances or repurchases, debt financings or repayments. However, One Beach Street, which was acquired on January 24, 2012, is included in the 2012 guidance range.

These estimates are forward-looking and reflect management’s view of current and future market conditions, including certain assumptions with respect to leasing activity, rental rates, occupancy levels, interest rates and the amount and timing of acquisition and development activities. Our actual results may differ materially from these estimates.

Fourth Quarter 2011 Supplemental Information	Page 10

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

(Amounts in thousands)	Three Months Ended December 31, 2011
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$19,597	$10,596	$3,733	$-	$33,926
Non-same store portfolio (1)	1,991	7,994	-	11,636	21,621

Total	21,588	18,590	3,733	11,636	55,547

Real estate expenses
Same-store portfolio	6,709	3,407	1,604	-	11,720
Non-same store portfolio (1)	370	2,192	-	7,690	10,252

Total	7,079	5,599	1,604	7,690	21,972

Net Operating Income (NOI), GAAP basis
Same-store portfolio	12,888	7,189	2,129	-	22,206
Non-same store portfolio (1)	1,621	5,802	-	3,946	11,369

Total	$14,509	$12,991	$2,129	$3,946	$33,575

Same-store portfolio NOI, GAAP basis	$12,888	$7,189	$2,129	$-	$22,206
Net effect of straight-line rents (2)	1,199	(1,512)	-	-	(313)
Amortization of net above (below) market rents (3)	52	338	-	-	390
Net effect of other lease intangibles (4)	-	84	-	-	84

Same-store portfolio NOI, cash basis	$14,139	$6,099	$2,129	$-	$22,367

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on December 31, 2011 and 2010. See Glossary of Terms.
(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(4)	Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our lease of the Annex at The Landmark at One Market.

Fourth Quarter 2011 Supplemental Information	Page 11

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

(Amounts in thousands)	Year Ended December 31, 2011
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$79,034	$21,968	$14,321	$-	$115,323
Non-same store portfolio (1)	7,477	42,389	-	44,634	94,500

Total	86,511	64,357	14,321	44,634	209,823

Real estate expenses
Same-store portfolio	22,996	6,511	5,578	-	35,085
Non-same store portfolio (1)	1,516	14,117	-	28,774	44,407

Total	24,512	20,628	5,578	28,774	79,492

Net Operating Income (NOI), GAAP basis
Same-store portfolio	56,038	15,457	8,743	-	80,238
Non-same store portfolio (1)	5,961	28,272	-	15,860	50,093

Total	$61,999	$43,729	$8,743	$15,860	$130,331

Same-store portfolio NOI, GAAP basis	$56,038	$15,457	$8,743	$-	$80,238
Net effect of straight-line rents (2)	1,593	(95)	-	-	1,498
Amortization of net above (below) market rents (3)	(207)	1,379	-	-	1,172
Net effect of other lease intangibles (4)	-	370	-	-	370

Same-store portfolio NOI, cash basis	$57,424	$17,111	$8,743	$-	$83,278

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on December 31, 2011 and 2010. See Glossary of Terms.
(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(4)	Represents adjustments related to amortization of lease incentives paid to tenants.

Fourth Quarter 2011 Supplemental Information	Page 12

SAME-STORE PORTFOLIO NOI COMPARISON

(Amounts in thousands)	Three Months Ended December 31,		Change	Year Ended December 31,		Change
	2011	2010		2011	2010
Cash Basis:

Retail	$14,139	$14,242	(0.7) %	$57,424	$57,988	(1.0) %
Office	6,099	9,843	(38.0)	17,111	16,796	1.9
Multifamily	2,129	2,180	(2.3)	8,743	9,417	(7.2)
Mixed-Use	-	-	-	-	-	-

	$22,367	$26,265	(14.8) %	$83,278	$84,201	(1.1) %

GAAP Basis:

Retail	$12,888	$14,198	(9.2) %	$56,038	$58,049	(3.5) %
Office	7,189	7,076	1.6	15,457	15,856	(2.5)
Multifamily	2,129	2,180	(2.3)	8,743	9,417	(7.2)
Mixed-Use	-	-	-	-	-	-

	$22,206	$23,454	(5.3) %	$80,238	$83,322	(3.7) %

Fourth Quarter 2011 Supplemental Information	Page 13

NOI BY REGION

(Amounts in thousands)	Three Months Ended December 31, 2011
	Retail	Office	Multifamily	Mixed-Use	Total
Southern California
NOI, GAAP basis (1)	$6,390	$4,081	$2,129	$-	$12,600
Net effect of straight-line rents (2)	(51)	(140)	-	-	(191)
Amortization of net above (below) market rents (3)	(142)	99	-	-	(43)
Net effect of other lease intangibles (4)	-	92	-	-	92

NOI, cash basis	6,197	4,132	2,129	-	12,458

Northern California
NOI, GAAP basis (1)	2,009	4,255	-	-	6,264
Net effect of straight-line rents (2)	42	(1,510)	-	-	(1,468)
Amortization of net above (below) market rents (3)	(67)	338	-	-	271
Net effect of other lease intangibles (4)	-	(8)	-	-	(8)

NOI, cash basis	1,984	3,075	-	-	5,059

Hawaii
NOI, GAAP basis (1)	3,298	-	-	3,946	7,244
Net effect of straight-line rents (2)	1,131	-	-	(115)	1,016
Amortization of net above (below) market rents (3)	171	-	-	313	484
Net effect of other lease intangibles (4)	-	-	-	(9)	(9)

NOI, cash basis	4,600	-	-	4,135	8,735

Oregon
NOI, GAAP basis (1)	-	4,655	-	-	4,655
Net effect of straight-line rents (2)	-	(105)	-	-	(105)
Amortization of net above (below) market rents (3)	-	209	-	-	209
Net effect of other lease intangibles (4)	-	-	-	-	-

NOI, cash basis	-	4,759	-	-	4,759

Texas
NOI, GAAP basis (1)	2,812	-	-	-	2,812
Net effect of straight-line rents (2)	(1)	-	-	-	(1)
Amortization of net above (below) market rents (3)	(69)	-	-	-	(69)
Net effect of other lease intangibles (4)	-	-	-	-	-

NOI, cash basis	2,742	-	-	-	2,742

Total
NOI, GAAP basis (1)	14,509	12,991	2,129	3,946	33,575
Net effect of straight-line rents (2)	1,121	(1,755)	-	(115)	(749)
Amortization of net above (below) market rents (3)	(107)	646	-	313	852
Net effect of other lease intangibles (4)	-	84	-	(9)	75

NOI, cash basis	$15,523	$11,966	$2,129	$4,135	$33,753

Notes:

(1)	See Glossary of Terms.
(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(4)	Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk – Retail.

Fourth Quarter 2011 Supplemental Information	Page 14

NOI BREAKDOWN

Three Months Ended December 31, 2011

Fourth Quarter 2011 Supplemental Information	Page 15

PROPERTY REVENUE AND OPERATING EXPENSES

(Amounts in thousands)

	Three Months Ended December 31, 2011
Property	Base Rent (1)		Additional Property Income (2)	Billed Expense Reimbursements (3)	Property Operating Expenses (4)
Retail Portfolio
Carmel Country Plaza	$797		$22	$198	$(176)
Carmel Mountain Plaza	2,233		49	438	(722)
South Bay Marketplace	517		1	244	(164)
Rancho Carmel Plaza	191		8	42	(55)
Lomas Santa Fe Plaza	1,302		23	268	(376)
Solana Beach Towne Centre	1,336		17	376	(346)
Del Monte Center	2,014		427	808	(1,265)
The Shops at Kalakaua	386		20	36	(70)
Waikele Center	4,111		324	1,057	(1,264)
Alamo Quarry Market	2,893		86	1,210	(1,447)

Subtotal Retail Portfolio	$15,780		$977	$4,677	$(5,885)

Office Portfolio
Torrey Reserve Campus	$3,737	(5)	$81	$390	$(966)
Solana Beach Corporate Centre	1,520		(3)	38	(405)
160 King Street	1,473		280	240	(697)
The Landmark at One Market	4,603		17	(15)	(1,757)
First & Main	2,657		115	180	(253)
Lloyd District Portfolio (6)	3,030		497	58	(1,505)

Subtotal Office Portfolio	$17,020		$987	$891	$(5,583)

Multifamily Portfolio
Loma Palisades	$2,376		$179	$-	$(1,036)
Imperial Beach Gardens	632		55	-	(294)
Mariner’s Point	283		26	-	(124)
Santa Fe Park RV Resort	171		17	-	(150)

Subtotal Multifamily Portfolio	$3,462		$277	$-	$(1,604)

Fourth Quarter 2011 Supplemental Information	Page 16

PROPERTY REVENUE AND OPERATING EXPENSES (CONTINUED)

(Amounts in thousands)	Three Months Ended December 31, 2011
Property	Base Rent (1)	Additional Property Income (2)	Billed Expense Reimbursements (3)	Property Operating Expenses (4)
Mixed-Use Portfolio
Waikiki Beach Walk – Retail	$2,390	$1,107	$952	$(1,756)
Waikiki Beach Walk – Embassy Suites™	6,851	523	-	(5,932)

Subtotal Mixed-Use Portfolio	$9,241	$1,630	$952	$(7,688)

Total	$45,503	$3,871	$6,520	$(20,760)

Notes:

(1)

Base rent for our retail and office portfolio and the retail portion of our mixed-use portfolio represents base rent for the three months ended December 31, 2011 (before abatements) and excludes the impact of straight-line rent and above (below) market rent adjustments. Total abatements for our retail and office portfolio were $23 and $1,371, respectively, for the three months ended December 31, 2011. There were no abatements for the retail portion of our mixed-use portfolio for the three months ended December 31, 2011. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Multifamily portfolio base rent represents base rent (including parking, before abatements) less vacancy allowance and employee rent credits and includes additional rents (additional rents include insufficient notice penalties, month-to-month charges and pet rent). Total abatements for our multifamily portfolio were $6 for the three months ended December 31, 2011. For Waikiki Beach Walk – Embassy Suites TM, base rent is equal to the actual room revenue for the three months ended December 31, 2011.

(2)	Represents additional property-related income for the three months ended December 31, 2011, which includes: (i) percentage rent, (ii) other rent (such as storage rent, license fees and association fees) and (iii) other property income (such as late fees, default fees, lease termination fees, parking revenue, the reimbursement of general excise taxes, laundry income and food and beverage sales).
(3)	Represents billed tenant expense reimbursements for the three months ended December 31, 2011.
(4)	Represents property operating expenses for the three months ended December 31, 2011. Property operating expenses includes all rental expenses, except non-cash rent expense and the provision for bad debt recorded for deferred rent receivables.
(5)	Base rent shown includes amounts related to American Assets Trust, L.P.’s lease at ICW Plaza. This intercompany rent is eliminated in the consolidated statement of operations. The base rent was $130 and abatements were $130 for the three months ended December 31, 2011.
(6)	Includes parking income and expenses generated from the land held for development at Lloyd District Portfolio.

Fourth Quarter 2011 Supplemental Information	Page 17

SEGMENT CAPITAL EXPENDITURES

(Amounts in thousands)	Three Months Ended December 31, 2011
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$956	$820	$1,776	$751	$62	$2,589
Office Portfolio	2,213	408	2,621	-	563	3,184
Multifamily Portfolio	-	143	143	-	-	143
Mixed-Use Portfolio	27	665	692	-	-	692

Total	$3,196	$2,036	$5,232	$751	$625	$6,608

	Year Ended December 31, 2011
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$2,296	$1,700	$3,996	$1,052	$62	$5,110
Office Portfolio	5,203	923	6,126	-	908	7,034
Multifamily Portfolio	-	615	615	-	-	615
Mixed-Use Portfolio	49	1,443	1,492	-	-	1,492

Total	$7,548	$4,681	$12,229	$1,052	$970	$14,251

Fourth Quarter 2011 Supplemental Information	Page 18

SUMMARY OF OUTSTANDING DEBT

(Amounts in thousands)	Amount Outstanding at December 31, 2011	Interest Rate	Annual Debt Service	Maturity Date	Balance at Maturity
Debt
Alamo Quarry Market (1)(2)	$96,027	5.67%	$7,567	January 8, 2014	$91,717
160 King Street (3)	31,412	5.68	3,351	May 1, 2014	27,513
Waikele Center (4)	140,700	5.15	7,360	November 1, 2014	140,700
The Shops at Kalakaua (4)	19,000	5.45	1,053	May 1, 2015	19,000
The Landmark at One Market (2)(4)	133,000	5.61	7,579	July 5, 2015	133,000
Del Monte Center (4)	82,300	4.93	4,121	July 8, 2015	82,300
First & Main (4)	84,500	3.97	3,406	July 1, 2016	84,500
Imperial Beach Gardens (4)	20,000	6.16	1,253	September 1, 2016	20,000
Mariner’s Point (4)	7,700	6.09	477	September 1, 2016	7,700
South Bay Marketplace (4)	23,000	5.48	1,281	February 10, 2017	23,000
Waikiki Beach Walk - Retail (4)	130,310	5.39	7,039	July 1, 2017	130,310
Solana Beach Corporate Centre III-IV (5)	37,330	6.39	2,549	August 1, 2017	35,136
Loma Palisades (4)	73,744	6.09	4,566	July 1, 2018	73,744
Torrey Reserve - North Court (1)	21,921	7.22	1,836	June 1, 2019	19,443
Torrey Reserve - VCI, VCII, VCIII (1)	7,380	6.36	560	June 1, 2020	6,439
Solana Beach Corporate Centre I-II (1)	11,788	5.91	855	June 1, 2020	10,169
Solana Beach Towne Centre (1)	39,293	5.91	2,849	June 1, 2020	33,898

Total / Weighted Average	$959,405	5.45%	$57,702		$938,569
Unamortized fair value adjustment	(15,926)

Debt Balance	$943,479

Fixed Rate Debt Ratio
Fixed rate debt	100%
Variable rate debt	-

Notes:

(1)	Principal payments based on a 30-year amortization schedule.
(2)	Maturity date is the earlier of the loan maturity date under the loan agreement, or the “Anticipated Repayment Date” as specifically defined in the loan agreement, which is the date after which substantial economic penalties apply if the loan has not been paid off.
(3)	Principal payments based on a 20-year amortization schedule.
(4)	Interest only.
(5)	Loan is interest only through August 2012. Beginning in September 2012, principal payments are based on a 30-year amortization schedule.

Fourth Quarter 2011 Supplemental Information	Page 19

MARKET CAPITALIZATION

(Amounts in thousands, except per share data)	December 31, 2011
Market data
Common shares outstanding	39,284
Units outstanding	18,396

Common shares and units outstanding	57,680
Market price per common share	$20.51

Equity market capitalization	$1,183,017

Total debt	$959,405

Total market capitalization	$2,142,422

Less: Cash on hand	$(140,958)	(1)
Total enterprise value	$2,001,464

Total assets, gross	$1,943,876
Total debt/Total capitalization	44.8%
Total debt/Total enterprise value	47.9%
Net debt/Total enterprise value (2)	40.9%
Total debt/Total assets, gross	49.4%
Total debt/Adjusted EBITDA (3)(4)	7.9x
Net debt/ Adjusted EBITDA (3)(4)	6.7x
Interest coverage ratio (5)	2.3x
Fixed charge coverage ratio (5)	2.3x

Notes:

(1)	The cash balance includes marketable trading securities of $28.2 million.
(2)	Net debt is equal to total debt less cash on hand.
(3)	See Glossary of Terms for discussion of Adjusted EBITDA.
(4)	As used here, Adjusted EBITDA represents the actual for the three months ended December 31, 2011 annualized.
(5)	Calculated as Adjusted EBITDA divided by interest expense, excluding amortization of debt issuance costs and debt fair value adjustments.
(6)	The revolving line of credit, which has a capacity of $250 million, was amended in January 2012 to extend its maturity to January 2016, but at December 31, 2011, it has no outstanding balance and is not included herein. The availability on the revolving line of credit was approximately $191.8 million at December 31, 2011, and $214.2 million after amendment on January 10, 2012.

Fourth Quarter 2011 Supplemental Information	Page 20

SUMMARY OF REDEVELOPMENT OPPORTUNITIES

Potential Future Development/Redevelopment Pipeline

Our portfolio has numerous potential opportunities to create future shareholder value. These opportunities could be subject to government approvals, lender consents, tenant consents, market conditions, availability of debt and/or equity financing, etc. Many of these opportunities are in their preliminary stages and may not ultimately come to fruition. This schedule will update as we modify various assumptions and markets conditions change. Square footages and units set forth below are estimates only and ultimately may differ materially from actual square footages and units.

Retail – Pad Site Opportunities – Opportunity to invest in both single tenant and multi-tenant stand alone pads.

Property	Location	Estimated Square Footage
Carmel Mountain Plaza	San Diego, CA	9,000

Retail – Expansion Opportunities – Opportunity to invest in order to expand and/or convert unused square footage into additional retail square footage.

Property	Location	Estimated Square Footage
Solana Beach Corporate Centre (Building 5)	Solana Beach, CA	10,000
Lomas Santa Fe Plaza	Solana Beach, CA	45,000

Office – Expansion Opportunities – Opportunity to invest in order to expand and/or convert unused square footage into additional office square footage.

Property	Location	Estimated Square Footage
Torrey Reserve Phase III	San Diego, CA	42,000
Torrey Reserve Phase IV	San Diego, CA	40,000
Sorrento Pointe	San Diego, CA	88,000

Mixed-use – Expansion Opportunities – Opportunity to invest in additional development rights that yield higher density.

Property	Location	Estimated Square Footage (1)	Multifamily Units
Lloyd District Portfolio	Portland, OR	47,000	744
Solana Beach – Highway 101	Solana Beach, CA	48,000	36

Notes:

(1)	Represents commercial portion of development opportunity.

Fourth Quarter 2011 Supplemental Information	Page 21

PORTFOLIO DATA

Fourth Quarter 2011 Supplemental Information

PROPERTY REPORT

As of December 31, 2011	Same - Store Retail and Office Portfolios
Property	Location	Year Built/ Renovated	Number of Buildings	Net Rentable Square Feet (1)	Percentage Leased (2)	Annualized Base Rent (3)	Annualized Base Rent per Leased Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Properties
Carmel Country Plaza	San Diego, CA	1991	9	78,098	93.2%	$3,243,397	$44.56		Sharp Healthcare, Frazee Industries Inc.
Carmel Mountain Plaza (7)	San Diego, CA	1994	13	520,228	90.6	8,957,952	19.01	Sears	Sports Authority, Nordstrom Rack
South Bay Marketplace (7)	San Diego, CA	1997	9	132,873	100.0	2,072,901	15.60		Ross Dress for Less, Grocery Outlet
Rancho Carmel Plaza	San Diego, CA	1993	3	30,421	81.1	761,525	30.87		Oggi’s Pizza & Brewing Co., Sprint PCS Assets
Lomas Santa Fe Plaza	Solana Beach, CA	1972/1997	9	209,569	96.9	5,219,694	25.70		Vons, Ross Dress for Less
Del Monte Center (7)	Monterey, CA	1967/1984/2006	16	674,224	97.5	8,805,222	13.39	Macy’s, KLA Monterrey	Century Theatres, Macy’s Furniture Gallery
The Shops at Kalakaua	Honolulu, HI	1971/2006	3	11,671	100.0	1,556,610	133.37		Whalers General Store, Diesel U.S.A. Inc.
Waikele Center	Waipahu, HI	1993/2008	9	538,024	94.8	16,447,740	32.25	Lowe’s, Kmart, Sports	Old Navy, Officemax
								Authority, Foodland
								Super Market
Alamo Quarry Market (7)	San Antonio, TX	1997/1999	16	589,501	94.1	11,611,355	20.93	Regal Cinemas	Bed Bath & Beyond, Whole Foods Market

Subtotal/Weighted Average Retail Portfolio			87	2,784,609	94.8%	$58,676,396	$22.23

Office Properties
Torrey Reserve Campus	San Diego, CA	1996-2000	9	456,801	93.4%	$14,872,698	$34.86
160 King Street	San Francisco, CA	2002	1	167,986	100.0	5,949,114	35.41
The Landmark at One Market (8)	San Francisco, CA	1917/2000	1	421,934	100.0	18,397,224	43.60

Subtotal/Weighted Average Office Portfolio			11	1,046,721	97.1%	$39,219,036	$38.59

Total/Weighted Average Retail and Office			98	3,831,330	95.4%	$97,895,432	$26.78

Same - Store Multifamily Portfolio
Property	Location	Year Built/ Renovated	Number of Buildings	Units	Percentage Leased (2)	Annualized Base Rent (3)	Average Monthly Base Rent per Leased Unit (4)
Multifamily Properties
Loma Palisades	San Diego, CA	1958/2001-2008	80	548	94.5%	$9,882,012	$1,590
Imperial Beach Gardens	Imperial Beach, CA	1959/2008-present	26	160	94.4	2,510,604	1,385
Mariner’s Point	Imperial Beach, CA	1986	8	88	95.5	1,130,712	1,121
Santa Fe Park RV Resort (9)	San Diego, CA	1971/2007-2008	1	126	74.0	740,124	661

Total/Weighted Average Multifamily Portfolio			115	922	91.8%	$14,263,452	$1,404

Non - Same Store Retail and Office Portfolios
Property	Location	Year Built/ Renovated	Number of Buildings	Net Rentable Square Feet (1)	Percentage Leased (2)	Annualized Base Rent (3)	Annualized Base Rent per Leased Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Property
Solana Beach Towne Centre	Solana Beach, CA	1973/2000/2004	12	246,730	97.3%	$5,361,639	$22.33		Dixieline Probuild, Marshalls
Office Properties
Solana Beach Corporate Centre	Solana Beach, CA	1982/2005	4	211,971	89.7%	$6,114,179	$32.16
First & Main	Portland, OR	2010	1	360,955	96.3	10,629,931	30.58
Lloyd District Portfolio	Portland, OR	1940-2011	6	610,081	90.2	12,070,105	21.93

Subtotal/Weighted Average Office Portfolio			11	1,183,007	92.0%	$28,814,215	$26.47

Total/Weighted Average Retail and Office			23	1,429,737	92.9%	$34,175,854	$25.73

Fourth Quarter 2011 Supplemental Information	Page 23

PROPERTY REPORT (CONTINUED)

As of December 31, 2011	Non - Same Store Mixed-Use Portfolio
Retail Portion	Location	Year Built/ Renovated	Number of Buildings	Net Rentable Square Feet (1)	Percentage Leased (2)	Annualized Base Rent (3)	Annualized Base Rent per Leased Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Waikiki Beach Walk - Retail	Honolulu, HI	2006	3	96,569	99.2%	$9,489,208	$99.06		Yardhouse, Ruths Chris

Hotel Portion	Location	Year Built/ Renovated	Number of Buildings	Units	Average Occupancy (10)	Average Daily Rate (10)	Annualized Revenue per Available Room (10)
Waikiki Beach Walk - Embassy Suites™	Honolulu, HI	2008	2	369	88.4%	$239.46	$211.57

Notes:

(1)	The net rentable square feet for each of our retail properties and the retail portion of our mixed-use property is the sum of (1) the square footages of existing leases, plus (2) for available space, the field-verified square footage. The net rentable square feet for each of our office properties is the sum of (1) the square footages of existing leases, plus (2) for available space, management’s estimate of net rentable square feet based, in part, on past leases. The net rentable square feet included in such office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2)	Percentage leased for each of our retail and office properties and the retail portion of the mixed-use property includes square footage under leases as of December 31, 2011, including leases which may not have commenced as of December 31, 2011. Percentage leased for our multifamily properties includes total units rented as of December 31, 2011.

(3)	Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended December 31, 2011, by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4)	Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of December 31, 2011. Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of December 31, 2011.

(5)	Retail anchor tenants are defined as retail tenants leasing 50,000 square feet or more.

(6)	Other principal retail tenants are defined as the two tenants leasing the most square footage, excluding anchor tenants.

(7)	Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the following table:

Property	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	Aggregate Annualized Base Rent
Carmel Mountain Plaza	6	127,112	$1,020,900
South Bay Marketplace	1	2,824	$81,540
Del Monte Center	2	295,100	$201,291
Alamo Quarry Market	4	31,994	$428,250

(8)	This property contains 421,934 net rentable square feet consisting of The Landmark at One Market (377,714 net rentable square feet) as well as a separate long-term leasehold interest in approximately 44,220 net rentable square feet of space located in an adjacent six-story leasehold known as the Annex. We currently lease the Annex from an affiliate of the Paramount Group pursuant to a long-term master lease effective through June 30, 2016, which we have the option to extend until 2026 pursuant to two five-year extension options.

(9)	The Santa Fe Park RV Resort is subject to seasonal variation, with higher rates of occupancy occurring during the summer months. During the 12 months ended December 31, 2011, the highest average monthly occupancy rate for this property was 96%, occurring in July 2011. The number of units at the Santa Fe Park RV Resort includes 122 RV spaces and four apartments.

(10)	Average occupancy represents the percentage of available units that were sold during the year ended December 31, 2011, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for the year ended December 31, 2011, by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for the year ended December 31, 2011 and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

Fourth Quarter 2011 Supplemental Information	Page 24

RETAIL LEASING SUMMARY

As of December 31, 2011

Total Lease Summary - Comparable (1)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvement & Incentives	Tenant Improvement & Incentives Per Sq. Ft.
4th Quarter 2011	24	100%	77,770	$30.37	$29.59	$61,134	2.7%	8.9%	6.3	$537,420	$6.91
3rd Quarter 2011	11	100	44,296	24.03	23.01	45,098	4.4	10.1	6.9	264,000	5.96
2nd Quarter 2011	12	100	20,260	35.89	36.61	(14,534)	(2.0)	4.2	5.0	72,000	3.55
1st Quarter 2011	11	100	29,165	26.14	27.04	(26,428)	(3.4)	8.9	2.7	16,800	0.58

Total 12 months	58	100%	171,491	$28.67	$28.29	$65,270	1.3%	8.4%	5.7	$890,220	$5.19

New Lease Summary – Comparable (1)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvement & Incentives	Tenant Improvement & Incentives Per Sq. Ft.
4th Quarter 2011	5	21%	34,973	$27.11	$22.89	$147,340	18.4%	24.6%	10.1	$508,420	$14.54
3rd Quarter 2011	1	9	5,280	23.00	16.48	34,407	39.5	34.0	10.0	264,000	50.00
2nd Quarter 2011	4	33	7,912	30.58	30.82	(1,918)	(0.8)	4.9	6.8	72,000	9.10
1st Quarter 2011	1	9	1,200	48.00	51.92	(4,700)	(7.5)	2.2	5.0	-	-

Total 12 months	11	19%	49,365	$27.73	$24.18	$175,129	14.7%	20.1%	9.4	$844,420	$17.11

Renewal Lease Summary – Comparable (1)(5)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvement & Incentives	Tenant Improvement & Incentives Per Sq. Ft.
4th Quarter 2011	19	79%	42,797	$33.04	$35.05	$(86,206)	(5.7) %	0.4%	3.2	$29,000	$0.68
3rd Quarter 2011	10	91	39,016	24.17	23.90	10,691	1.1	7.8	6.5	-	-
2nd Quarter 2011	8	67	12,348	39.30	40.32	(12,616)	(2.5)	3.8	3.8	-	-
1st Quarter 2011	10	91	27,965	25.20	25.98	(21,728)	(3.0)	9.5	2.6	16,800	0.60

Total 12 months	47	81%	122,126	$29.04	$29.94	$(109,859)	(3.0) %	4.5%	4.2	$45,800	$0.38

Total Lease Summary – Comparable and Non-Comparable
Quarter	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvement & Incentives	Tenant Improvement & Incentives Per Sq. Ft.
4th Quarter 2011	26	136,417	$27.34	7.9	$3,595,900	$26.36
3rd Quarter 2011	14	49,542	24.35	6.7	361,904	7.30
2nd Quarter 2011	17	30,212	33.27	6.2	472,535	15.64
1st Quarter 2011	12	31,389	26.20	2.7	36,800	1.17

Total 12 months	69	247,560	$27.32	6.8	$4,467,139	$18.04

Notes:

(1) Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2) Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3) Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4) Weighted average is calculated on the basis of square footage.

(5) Excludes renewals at fixed contractual rates specified in the lease.

Fourth Quarter 2011 Supplemental Information	Page 25

OFFICE LEASING SUMMARY

As of December 31, 2011 Total Lease Summary - Comparable (1)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvement & Incentives	Tenant Improvement & Incentives Per Sq. Ft.
4th Quarter 2011	14	100%	40,587	$27.70	$27.35	$14,415	1.3%	2.9%	5.1	$84,057	$2.07
3rd Quarter 2011	11	100	34,602	34.09	38.18	(141,785)	(10.7)	(8.8)	3.3	249,118	7.20
2nd Quarter 2011	6	100	81,360	39.25	45.54	(512,187)	(13.8)	(0.9)	5.8	231,840	2.85
1st Quarter 2011	10	100	31,298	32.88	37.54	(145,946)	(12.4)	(2.3)	2.5	57,520	1.84

Total 12 months	41	100%	187,847	$34.74	$38.92	$(785,503)	(10.7) %	(1.9) %	4.6	$622,535	$3.31

New Lease Summary - Comparable (1)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvement & Incentives	Tenant Improvement & Incentives Per Sq. Ft.
4th Quarter 2011	-	- %	-	$-	$-	$-	- %	- %	-	$-	$-
3rd Quarter 2011	5	45	20,109	38.11	42.28	(83,753)	(9.9)	(7.9)	3.7	229,004	11.39
2nd Quarter 2011	3	50	68,085	40.69	46.47	(393,958)	(12.5)	1.1	6.5	212,691	3.12
1st Quarter 2011	2	20	5,066	33.90	42.78	(44,982)	(20.8)	(14.0)	4.2	5,938	1.17

Total 12 months	10	24%	93,260	$39.76	$45.37	$(522,693)	(12.4) %	(1.5) %	5.8	$447,633	$4.80

Renewal Lease Summary - Comparable (1)(5)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvement & Incentives	Tenant Improvement & Incentives Per Sq. Ft.
4th Quarter 2011	14	100%	40,587	$27.70	$27.35	$14,415	1.3%	2.9%	5.1	$84,057	$2.07
3rd Quarter 2011	6	55	14,493	28.50	32.50	(58,032)	(12.3)	(10.3)	2.8	20,114	1.39
2nd Quarter 2011	3	50	13,275	31.86	40.76	(118,229)	(21.8)	(12.8)	1.7	19,149	1.44
1st Quarter 2011	8	80	26,232	32.68	36.53	(100,964)	(10.5)	0.5	2.2	51,582	1.97

Total 12 months	31	76%	94,587	$29.79	$32.57	$(262,810)	(8.5) %	(2.5) %	3.5	$174,902	$1.85

Total Lease Summary - Comparable and Non-Comparable
Quarter	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvement & Incentives	Tenant Improvement & Incentives Per Sq. Ft.
4th Quarter 2011	18	50,490	$28.24	4.8	$174,545	$3.46
3rd Quarter 2011	15	44,370	33.22	3.3	387,163	8.73
2nd Quarter 2011	9	94,851	38.25	5.8	711,785	7.50
1st Quarter 2011	14	43,502	32.44	2.7	141,420	3.25

Total 12 months	56	233,213	$34.04	4.5	$1,414,913	$6.07

Notes:

(1) Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2) Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3) Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4) Weighted average is calculated on the basis of square footage.

(5) Excludes renewals at fixed contractual rates specified in the lease.

Fourth Quarter 2011 Supplemental Information	Page 26

LEASE EXPIRATIONS

As of December 31, 2011 Assumes no exercise of lease options
	Office						Retail				Mixed-Use (Retail Portion Only)				Total
Year	Expiring Sq. Ft.			% of Office Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.	% of Retail Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.	% of Mixed-Use Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)
Month to Month	29,244			1.3%	0.5%	$7.67	11,599	0.4%	0.2%	$24.96	7,639	7.9%	0.1%	$36.53	48,482	0.9%	$16.36
2012	197,409			8.9	3.7	30.21	274,297	9.0	5.1	23.28	5,157	5.3	0.1	156.59	476,863	8.9	27.59
2013	208,966			9.4	3.9	32.16	512,063	16.9	9.6	24.40	7,735	8.0	0.1	151.78	728,764	13.6	27.98
2014	195,975			8.8	3.7	29.85	399,595	13.2	7.5	28.40	2,850	3.0	0.1	145.00	598,420	11.2	29.43
2015	371,193	(2)		16.6	6.9	29.56	221,011	7.3	4.1	25.48	11,597	12.0	0.2	152.51	603,801	11.3	30.43
2016	226,801			10.2	4.2	27.81	169,856	5.6	3.2	36.44	11,562	12.0	0.2	152.95	408,219	7.6	34.94
2017	110,028	(3)	(4)	4.9	2.1	42.61	139,879	4.6	2.6	25.96	5,655	5.9	0.1	149.67	255,562	4.8	35.87
2018	78,112			3.5	1.5	34.16	738,906	24.4	13.8	15.54	4,673	4.8	0.1	139.02	821,691	15.3	18.02
2019	209,206	(5)		9.4	3.9	46.95	70,197	2.3	1.3	27.08	11,690	12.1	0.2	51.73	291,093	5.4	42.35
2020	225,108			10.1	4.2	35.14	118,506	3.9	2.2	8.86	17,843	18.5	0.3	41.70	361,457	6.7	26.85
2021	148,278			6.7	2.8	35.51	41,170	1.4	0.8	38.15	-	-	-	-	189,448	3.5	36.09
Thereafter	63,919			2.8	1.2	25.62	95,988	3.2	1.8	21.44	9,382	9.7	0.2	46.20	169,289	3.2	24.39
Signed Leases	40,425			1.8	0.8	-	85,765	2.8	1.6	-	-	-	-	-	126,190	2.4	-
Not Commenced
Available	125,064			5.6	2.3	-	152,507	5.0	2.8	-	786	0.8	-	-	278,357	5.2	-

Total	2,229,728			100.0%	41.7%	$30.51	3,031,339	100.0%	56.6%	$21.13	96,569	100.0%	1.7%	$98.26	5,357,636	100.0%	$26.42

Assumes all lease options are exercised
	Office						Retail				Mixed-Use (Retail Portion Only)				Total
Year	Expiring Sq. Ft.			% of Office Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.	% of Retail Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.	% of Mixed-Use Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)
Month to Month	29,244			1.3%	0.5%	$7.67	11,599	0.4%	0.2%	$24.96	7,639	7.9%	0.1%	$36.53	48,482	0.9%	$16.36
2012	133,470			6.0	2.6	32.54	142,537	4.7	2.7	25.80	5,157	5.3	0.1	156.59	281,164	5.2	31.40
2013	130,245			5.8	2.4	32.22	95,731	3.2	1.8	38.21	7,735	8.0	0.1	151.78	233,711	4.4	38.63
2014	35,616			1.6	0.7	31.47	166,823	5.5	3.1	35.07	2,850	3.0	0.1	145.00	205,289	3.8	35.97
2015	170,726	(2)		7.7	3.2	30.49	41,612	1.4	0.8	37.47	11,597	12.0	0.2	152.51	223,935	4.2	38.11
2016	193,229			8.7	3.6	25.96	71,706	2.4	1.3	29.88	11,562	12.0	0.2	152.95	276,497	5.2	32.29
2017	44,155	(4)		2.0	0.8	37.89	51,405	1.7	1.0	33.88	5,655	5.9	0.1	149.67	101,215	1.9	42.10
2018	90,445			4.1	1.7	30.82	116,441	3.8	2.2	24.15	4,673	4.8	0.1	139.02	211,559	3.9	29.54
2019	75,416			3.4	1.4	33.14	115,960	3.8	2.2	26.54	11,690	12.1	0.2	51.73	203,066	3.8	30.44
2020	175,123			7.9	3.3	26.85	301,936	10.0	5.6	15.84	17,843	18.5	0.3	41.70	494,902	9.2	20.67
2021	31,260			1.4	0.6	32.89	53,778	1.8	1.0	47.34	-	-	-	-	85,038	1.6	42.03
Thereafter	955,310	(3)	(5)	42.7	17.8	36.88	1,623,539	53.5	30.3	19.65	9,382	9.7	0.2	46.20	2,588,231	48.3	26.11
Signed Leases	40,425			1.8	0.8	-	85,765	2.8	1.6	-	-	-	-	-	126,190	2.4	-
Not Commenced
Available	125,064			5.6	2.3	-	152,507	5.0	2.8	-	786	0.8	-	-	278,357	5.2	-

Total	2,229,728			100.0%	41.7%	$30.51	3,031,339	100.0%	56.6%	$21.13	96,569	100.0%	1.7%	$98.26	5,357,636	100.0%	$26.42

Fourth Quarter 2011 Supplemental Information	Page 27

LEASE EXPIRATIONS (CONTINUED)

As of December 31, 2011

Notes:

(1)	Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent for leases expiring during the applicable period, by (ii) square footage under such expiring leases. Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended December 31, 2011 for the leases expiring during the applicable period, by (ii) 12.
(2)	The expirations include 9,123 square feet leased by DLA Piper at 160 King Street with a lease termination of February 28, 2012, for which Osterhout Group has signed an agreement to lease the space through June 30, 2015.
(3)	The expirations include 45,795 square feet currently leased by Microsoft at The Landmark at One Market, for which Autodesk has signed an agreement to lease the space upon Microsoft’s lease termination from December 31, 2012 through December 31, 2017 with an option to extend the lease through December 31, 2024.
(4)	The expirations include 4,421 square feet currently leased by Teleca USA Inc. at Solana Beach Corporate Centre with a lease termination of December 31, 2011, for which Sims Software has signed an agreement to lease the space through February 28, 2017.
(5)	The expirations include 56,963 square feet currently leased by DLA Piper at 160 King Street with a lease termination of February 28, 2012, for which Ancestry.com Operations, Inc. has signed an agreement to lease the space upon lease termination from May 1, 2012 through April 30, 2019 with an option to extend the lease through April 30, 2029.

Fourth Quarter 2011 Supplemental Information	Page 28

PORTFOLIO LEASED STATISTICS

	At December 31, 2011			At December 31, 2010
Type	Size	Leased (1)	Leased %	Size	Leased (1)	Leased %

Overall Portfolio Statistics
Retail Properties (square feet)	3,031,339	2,878,832	95.0%	2,784,243	2,622,433	94.2%
Office Properties (square feet) (3)	2,229,728	2,104,664	94.4%	1,046,721	1,003,526	95.9%
Multifamily Properties (units)	922	846	91.8%	922	806	87.4%
Mixed-Used Properties (square feet)	96,569	95,783	99.2%	-	-	-
Mixed-Used Properties (units)	369	326 (4)	88.4%	-	-	-

Same-Store (2) Statistics
Retail Properties (square feet)	2,784,609 (5)	2,638,754	94.8%	2,784,243	2,622,433	94.2%
Office Properties (square feet)	1,046,721 (6)	1,016,541	97.1%	1,046,721	1,003,526	95.9%
Multifamily Properties (units)	922	846	91.8%	922	806	87.4%
Mixed-Used Properties (square feet)	- (7)	-	-	-	-	-
Mixed-Used Properties (units)	- (7)	-	-	-	-	-

Notes:

(1)	Leased square feet includes square feet under lease as of each date, including leases which may not have commenced as of that date. Leased units for our multifamily properties include total units rented as of that date.
(2)	See Glossary of Terms.
(3)	Excludes Valencia Corporate Center, which was sold on August 30, 2011.
(4)	Represents average occupancy for the year ended December 31, 2011.
(5)	Excludes Solana Beach Towne Centre as the controlling interest in this entity was acquired on January 19, 2011.
(6)	Excludes Solana Beach Corporate Centre as the controlling interest in this entity was acquired on January 19, 2011. First & Main is excluded as it was acquired on March 11, 2011. Lloyd District Portfolio is excluded as it was acquired on July 1, 2011.
(7)	Excludes the Waikiki Beach Walk property as the controlling interest in this entity was acquired on January 19, 2011.

Fourth Quarter 2011 Supplemental Information	Page 29

TOP TENANTS – RETAIL

As of December 31, 2011

	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Retail	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Retail	Annualized Base Rent as a Percentage of Total
1	Lowe’s	Waikele Center	5/31/18	155,000	5.1%	2.9%	$4,059,585	6.3%	2.9%
2	Kmart	Waikele Center	6/30/18	119,590	3.9	2.2	3,826,880	6.0	2.7
3	Foodland Super Market	Waikele Center	1/25/14	50,000	1.6	0.9	2,337,481	3.7	1.7
4	Sports Authority	Carmel Mountain Plaza,	11/30/13	90,722	3.0	1.7	2,076,602	3.2	1.5
		Waikele Center	7/18/13
5	Ross Dress for Less	South Bay Marketplace,	1/31/13	81,125	2.7	1.5	1,595,826	2.5	1.1
		Lomas Santa Fe Plaza,	1/31/14
		Carmel Mountain Plaza
6	Old Navy	Alamo Quarry Market,	9/30/12	59,780	2.0	*	*	*	*
		Waikele Center, South	7/31/12
		Bay Marketplace	4/30/13
7	Officemax	Waikele Center, Alamo	1/31/14	47,962	1.6	0.9	1,164,761	1.8	0.8
		Quarry Market	11/30/12
8	Marshalls	Solana Beach Towne	1/13/15	68,055	2.2	1.3	1,106,146	1.7	0.8
		Centre, Carmel Mountain Plaza	1/31/19
9	Vons	Lomas Santa Fe Plaza	12/31/17	49,895	1.6	0.9	1,058,000	1.7	0.7
10	Sprouts Farmers Market	Carmel Mountain Plaza, Solana Beach Towne Centre	3/31/25	45,959	1.5	0.9	1,037,824	1.6	0.7
			6/30/14

	Top 10 Retail Tenants Total			768,088	25.2%	13.2%	$18,263,105	28.5%	12.9%

* Data withheld at tenant’s request

Fourth Quarter 2011 Supplemental Information	Page 30

TOP TENANTS – OFFICE

As of December 31, 2011

	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Office	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Office	Annualized Base Rent as a Percentage of Total
1	salesforce.com	The Landmark at One Market	6/30/19 4/30/20 5/31/21	226,892	10.2%	4.2%	$10,254,426	15.1%	7.2%
2	DLA Piper	160 King Street	2/28/12	69,656	3.1	1.3	3,260,545	4.8	2.3
3	Veterans Benefits Administration	First & Main	8/31/20	93,572	4.2	1.7	3,006,453	4.4	2.1
4	Microsoft	The Landmark at One Market	2/28/13 2/28/15	45,795	2.1	0.9	2,930,880	4.3	2.1
5	Autodesk	The Landmark at One Market	12/31/15 12/31/17	68,869	3.2	1.3	2,847,100	4.2	2.0
6	Treasury Tax Administration	First & Main	8/31/15	70,660	3.2	1.3	2,583,330	3.8	1.8
7	Insurance Company Of The West	Torrey Reserve Campus	12/31/16	81,040	3.6	1.5	2,378,284	3.5	1.7
8	Treasury Call Center	First & Main	8/31/20	63,648	2.9	1.2	2,184,302	3.2	1.5
9	Integra Telecom Holdings, Inc.	Lloyd District Portfolio	1/31/14 5/31/14 3/31/16 12/31/20	62,640	2.8	1.2	1,460,651	2.1	1.0
10	California Bank & Trust	Torrey Reserve Campus	5/31/19 10/31/19	29,985	1.3	0.6	1,362,918	2.0	1.0

	Top 10 Office Tenants Total			812,757	36.6%	15.2%	$32,268,889	47.4%	22.7%

Fourth Quarter 2011 Supplemental Information	Page 31

APPENDIX

Fourth Quarter 2011 Supplemental Information

GLOSSARY OF TERMS

EBITDA: EBITDA is a non-GAAP measure that means net income or loss plus depreciation and amortization, net interest expense, income taxes, gain or loss on sale of real estate and impairments of real estate, if any. EBITDA is presented because it approximates a key performance measure in our debt covenants, but it should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of net income to EBITDA for the three months and year ended December 31, 2011 is as follows:

	Three Months Ended December 31, 2011	Year Ended December 31, 2011
Net income	$655	$19,324
Depreciation and amortization	15,723	57,639
Interest expense	14,696	56,487
Interest income	(535)	(1,621)
Income tax expense	(117)	573
Gain on sale of real estate	-	(3,981)

EBITDA	$30,422	$128,421

Adjusted EBITDA: Adjusted EBITDA is a non-GAAP measure that begins with EBITDA and includes adjustments for certain items that we believe are not representative of ongoing operating performance. We use Adjusted EBITDA as a supplemental performance measure because losses from early extinguishment of debt, loan transfer and consent fees and gains on acquisitions of controlling interests create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential. The adjustments noted resulted from our initial public offering and formations transactions.

	Three Months Ended December 31, 2011	Year Ended December 31, 2011
EBITDA	$30,422	$128,421
Early extinguishment of debt	-	25,867
Loan transfer and consent fees	-	9,019
Gain on acquisition	-	(46,371)

Adjusted EBITDA	$30,422	$116,936

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies’ operating performances. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as follows: net income, computed in accordance with GAAP plus depreciation and amortization of real estate assets and excluding extraordinary items, gains and losses on sale of real estate and impairment losses. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

Funds From Operations As Adjusted (FFO As Adjusted): FFO As Adjusted is a supplemental measure of real estate companies’ operating performances. We use FFO As Adjusted as a supplemental performance measure because losses from early extinguishment of debt, loan transfer and consent fees and gains on acquisitions of controlling interests create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential. The adjustments noted resulted from our initial public offering and formation transactions. However, other REITs may use different methodologies for defining adjustments and, accordingly, our FFO As Adjusted may not be comparable to other REITs.

Fourth Quarter 2011 Supplemental Information	Page 33

GLOSSARY OF TERMS (CONTINUED)

Funds Available for Distribution (FAD): FAD is a supplemental measure of our liquidity. We compute FAD by subtracting from FFO As Adjusted tenant improvements, leasing commissions and maintenance capital expenditures, eliminating the net effect of straight-line rents, amortization of above (below) market rents for acquisition properties, the effects of other lease intangibles, adding noncash amortization of deferred financing costs and debt fair value adjustments, adding noncash compensation expense, and adding (subtracting) unrealized losses (gains) on marketable securities. FAD provides an additional perspective on our ability to fund cash needs and make distributions by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating FAD and, accordingly, our FAD may not be comparable to other REITs.

Net Operating Income (NOI): We define NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. Since NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. However, NOI should not be viewed as an alternative measure of our financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact our results from operations.

	Three Months Ended December 31,		Year Ended December 31,
Reconciliation of NOI to net income (loss)	2011	2010	2011	2010
Total NOI	$33,575	$23,480	$130,331	$89,889
General and administrative	(3,130)	(3,858)	(13,916)	(8,766)
Depreciation and amortization	(15,723)	(9,642)	(57,639)	(36,356)
Interest expense	(14,696)	(12,396)	(56,487)	(45,375)
Early extinguishment of debt	-	-	(25,867)	-
Loan transfer and consent fees	-	-	(9,019)	-
Gain on acquisition	-	-	46,371	4,297
Other income (expense), net	649	(679)	470	(1,846)

Income (loss) from continuing operations	675	(3,095)	14,244	1,843
Discontinued operations
Income (loss) from discontinued operations	(20)	99	1,099	331
Gain on sale of real estate property	-	-	3,981	-

Results from discontinued operations	(20)	99	5,080	331

Net income (loss)	655	(2,996)	19,324	2,174
Net income attributable to restricted shares	(132)	-	(482)	-
Net loss attributable to Predecessor’s noncontrolling interests in consolidated real estate entities	-	264	2,458	2,205
Net (income) loss attributable to Predecessor’s controlled owners’ equity	-	2,732	(16,995)	(4,379)
Net income attributable to unitholders in the Operating Partnership	(179)	-	(1,388)	-

Net income attributable to American Assets Trust, Inc. stockholders	$344	$-	$2,917	$-

Overall Portfolio: Includes all operating properties owned by us as of December 31, 2011.

Fourth Quarter 2011 Supplemental Information	Page 34

GLOSSARY OF TERMS (CONTINUED)

Same-Store Portfolio and Non-Same Store Portfolio: Information provided on a same-store basis is provided for only those properties that were owned and operated for the entirety of both periods being compared and excludes properties that were redeveloped, expanded or under development and properties purchased or sold at any time during the periods being compared. The following table shows the properties included in the same-store and non-same store portfolio for the comparative periods presented.

	Comparison of Three Months Ended December 31, 2011 to 2010		Comparison of Year Ended December 31, 2011 to 2010
	Same-Store	Non-Same Store	Same-Store	Non-Same Store
Retail Properties

Carmel Country Plaza	X		X
Carmel Mountain Plaza	X		X
South Bay Marketplace	X		X
Rancho Carmel Plaza	X		X
Lomas Santa Fe Plaza	X		X
Solana Beach Towne Centre		X		X
Del Monte Center	X		X
The Shops at Kalakaua	X		X
Waikele Center	X		X
Alamo Quarry Market	X		X
Office Properties

Torrey Reserve Campus	X		X
Solana Beach Corporate Centre		X		X
160 King Street	X		X
The Landmark at One Market	X			X
First & Main		X		X
Lloyd District Portfolio		X		X
Multifamily Properties

Loma Palisades	X		X
Imperial Beach Gardens	X		X
Mariner’s Point	X		X
Santa Fe Park RV Resort	X		X
Mixed-Use Properties

Waikiki Beach Walk - Retail		X		X
Waikiki Beach Walk - Embassy Suites™		X		X
Development Properties

Sorrento Pointe - Land		X		X
Torrey Reserve - Land		X		X
Solana Beach Corporate Centre - Land		X		X
Solana Beach - Highway 101 - Land		X		X
Lloyd District Portfolio - Land		X		X

Valencia Corporate Center has been excluded from both the same-store and non-same store portfolio due to the sale of the property on August 30, 2011.

Tenant Improvements and Incentives: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators, new entrances, etc.) which are required to make the space leasable. Incentives include amounts paid to tenants as an inducement to sign a lease that do not represent building improvements.

Fourth Quarter 2011 Supplemental Information	Page 35